Parnassus Funds Quarterly Report

September 30, 2022

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Quarterly Report • 2022

November 4, 2022

Dear Shareholder,

Stocks and bonds continued to lose value in the third quarter, after having started the year on a downward trajectory. As of September 30, the S&P 500 and Russell Midcap indexes both had lost 24% of their value for the year-to-date period, while the Russell Midcap Growth and Russell 1000 Value indexes were down 31% and 18%, respectively. The difference between the growth and value results is mostly accounted for by the relatively high weighting of oil and gas stocks in the value benchmark. Since the Parnassus Funds avoid investments in fossil fuel companies, we did not profit from this year’s surge in energy prices.

Historically, bonds have tended to perform well when stocks go down, as they benefit from a “flight to safety,” since fixed income securities are generally considered lower risk investments. Through the first three quarters of 2022, this has not been the case. The onset of inflation has pushed interest rates up, and since bond values move in the opposite direction of rates, that means the fixed income market has also suffered losses, as evidenced by the Bloomberg U.S. Aggregate Bond index’s year-to-date decline of 15%.

Inflation and the Federal Reserve’s interest rate hikes to combat it have been the main drivers for financial market losses. There is much debate as to what has caused inflation to unexpectedly ramp up. Some put the blame on excessive demand caused by over-generous government transfers in response to the COVID-19 shock. Others point to supply constraints caused by pandemic-related stress on labor markets, logistics and global trade. Russia’s unconscionable and tragic attack on Ukraine, and the impact it has had on energy prices and food supplies, is another candidate for blame. I believe that all of the above have contributed to price increases, and that for inflation to taper we’ll need adjustments to the demand and supply sides of the economy.

In August, the headline inflation rate hit 8.3%, a level not seen since the early 1980s. This is a year-over-year measure of prices of a basket of goods in August 2022 as compared to the prices of the same basket in August 2021. On a month-to-month basis, prices on average rose just 0.1% in August, after having been flat in July. Falling energy prices offset increases in other goods and services during this summer period. While two months of tame inflation does not mean we’re out of the woods, it is a promising sign.

In a bear market, it takes a steely temperament to hold on to one’s investments. The fear of further price declines is understandable. But natural as it is, fear is usually an unhelpful emotion when it comes to investing. I believe that years from now, those who held on through this difficult stretch will be thankful that they did. If you are able to stay invested, I encourage you to do so.

Investing in Our Team

During the quarter, we added two research analysts to our investment team. These individuals will be helping our portfolio managers evaluate stocks for our funds.

Quarterly Report • 2022

John Bogle joined us as a senior research analyst, and was a Parnassus intern last summer. He previously worked as an associate for MFS Investment Management, a Boston-based firm that invented the mutual fund in 1924. John earned an MBA from The Wharton School at the University of Pennsylvania and a bachelor’s degree in economics with certificates in computer science and finance from Princeton University. He grew up in the Boston area and enjoys great food, basketball and crossword puzzles.

Grant Wei joined our investment team as a research analyst. Prior to joining Parnassus, Grant worked at Bernstein as an equity research associate. He graduated from the University of Pennsylvania, studying English and economics with a minor in international development. In his free time, Grant enjoys singing, writing and hiking.

With the addition of John and Grant, our investment team is now up to 21 members, including four individuals who focus on ESG stewardship activities. As challenging as 2022 has been, we remain unbowed and determined to build wealth responsibly for you. On behalf of the investment team and all the other wonderful Parnassus employees, I thank you for your continued trust and investment in our Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • 2022

Parnassus Core Equity Fund

As of September 30, 2022, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares (“the Fund”) was $46.94. After taking dividends into account, the total return for the third quarter was a loss of -6.93%. This compares to a loss of -4.88% for the S&P 500 Index (“S&P 500”). Year to date, the Parnassus Core Equity Fund – Investor Shares posted a loss of -25.73%. This compares to a loss of -23.87% for the S&P 500.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Core Equity Fund – Investor Shares	-17.76	6.85	9.58	11.52	0.82

Parnassus Core Equity Fund – Institutional Shares	-17.58	7.08	9.82	11.74	0.61

S&P 500 Index	-15.47	8.16	9.24	11.70	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take and expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Third Quarter Review

The Parnassus Core Equity Fund – Investor Shares had a difficult third quarter, returning a loss of -6.93% compared to the S&P 500’s loss of -4.88%. Both sector allocation and stock selection were headwinds, with the former being the larger source of underperformance. Within sector allocation, our underweight positioning in Consumer Discretionary was our largest detractor. Our overweight in Communication Services and underweight in Energy were also detractors. The Energy sector generated positive returns despite oil prices falling and the market declining, which is a rare occurrence. Within stock selection, Information Technology and Materials were our biggest detractors. We also had notably positive stock selection in the Industrials sector.

John Deere, provider of farm and construction equipment, was the Fund’s relative best performer in the quarter with the stock returning 11.9%, contributing positive 0.5%* to the Fund’s return. The company reported a decent quarter despite significant cost and supply-chain headwinds. Importantly, the company noted strong momentum in their early order program for next year’s products. We continue to like Deere’s ability to execute in the near term and believe the long-term secular story remains underappreciated.

Our next top performer was Charles Schwab, the brokerage company, which gained 14.1% and added 0.4% to the Fund’s return. The company rebounded after poor performance last quarter as investors’ expectations for Schwab’s earnings through 2023 improved. First, management announced a $15 billion share repurchase program. Second, Schwab earns interest on cash held in brokerage accounts thus is a beneficiary of rising interest rates. Last quarter, investors were focused on the downside of rising interest rates: declining cash balances in brokerage

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2022

accounts. This quarter, with an aggressive Federal Reserve rapidly hiking rates, investors instead focused on the positive impacts of higher yields and the higher earnings that will follow.

Fiserv, a provider of technology for the payments and banking industries, was also a relative top performer. The company’s stock returned 5.2% in the quarter, contributing positive 0.4% to the Fund’s return. Fiserv reported results that beat expectations and raised full-year guidance. The company’s strong revenue growth more than offset the margin headwinds it faced. Fiserv has a solid foundation of mission-critical bank software businesses, which is relatively immune to the economic cycle. At the same time, the company offers exposure to a recovery in small-and medium-sized businesses, which are still undergoing a robust recovery.

The three largest detractors in the quarter were Comcast, Ball and Adobe Systems. Comcast’s stock returned -24.8% in the quarter, which detracted -0.6% from the Fund’s return. The company’s broadband business continued to disappoint based on net subscriber additions. Additionally, emerging threats from fixed-wireless broadband and fiber weighed on sentiment, as investor concerns shifted from subscriber count to pricing. Although we continue to believe in the value of these infrastructure assets, we are actively monitoring the competitive environment.

Ball Corporation, the aluminum can manufacturer, returned -29.5% in the quarter, detracting -0.6% from the Fund’s return. The company has faced a series of unprecedented challenges this year, including the divestiture of their Russian business, unusually high price increases by their end customers (which weighed on volume) and international consumer weakness. Ball hosted an investor day that did little to inspire confidence in the near-term recovery of the business. However, we believe that the long-term business prospects for Ball are solid. Meanwhile the company’s shares are trading at a historic valuation discount. Aluminum has significant sustainability benefits to alternatives like plastic and glass, because it is much easier to recycle, and typically aluminum cans show dependable volume growth. As the near-term headwinds abate, we believe that patient shareholders will be rewarded.

Lastly, Adobe Systems, a dominant provider of design and creative software, returned -24.8% during the quarter, detracting -0.4% from the Fund’s return. The company reported relatively weak results and announced a large acquisition of Figma, a design collaboration tool that has had significant growth in the market. The stock underperformed as investors grew concerned that the acquisition might be a sign that Adobe’s competitive positioning and growth prospects are weakening. We believe that Adobe’s core business is still strong and the acquisition of Figma is a good move. At its current stock price, we think Adobe should be a good long-term investment, so we’re holding onto the shares.

Quarterly Report • 2022

Parnassus Core Equity Fund

As of September 30, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The core investor debate surrounds the trajectory of inflation and the potential cost to the real economy of measures to mitigate rising prices. The longer inflation remains elevated, the longer financial conditions may need to be tightened, mostly in the form of higher interest rates. This will put more pressure on the economy and, subsequently, on corporate earnings. This debate continues against a cross-current of several factors: rate-sensitive sectors – such as housing – are under pressure, global supply chains are unevenly recovering, there is an acute energy crisis in Europe caused by Russia’s aggression, and there are a handful of other escalating geopolitical conflicts and tensions.

It is important to note that key economic and inflation measures such as unemployment, CPI1, and wage growth are backward looking. As August inflation surprised to the upside, the market priced in increasingly tight financial conditions. Interest rates rose throughout the third quarter, and we saw prices for key commodities fall. Metals such as aluminum and copper are now priced well below where they were at the start of the year. Lumber is priced at almost a third of what it was at the start of the year – essentially back to pre-pandemic levels. The WTI2 oil price fell by nearly a quarter and is just above where it started the year. Three elements which we noted last quarter continued: the early signs of slowing industrial production, weakening freight and shipping prices, and inventories growing due to unexpectedly tepid demand for several goods. Housing is slowing and nearly all estimates of average housing prices point to a correction. We are seeing early signs of a softening of the labor market, with many companies announcing layoffs and a deceleration in wage gains.

Putting this all together, it is likely that the Federal Reserve’s actions will tame inflation sooner than later. What is clear is that market forces and the monetary policy tools available to the Federal Reserve are having a significant effect. This effect can be seen in market-based, forward-looking signals, but has yet to impact key backward looking indicators. The stock market has also reacted with the S&P 500’s price-to-earnings (PE) multiple down almost 30% from its high at the start of the year. Meanwhile, earnings estimate for 2023 have steadily come down since May (after continuing to rise throughout the first half of this year). These big swings in valuation and volatility in expected earnings have created opportunities for patient investors. As such,

1 Consumer Price Index, U.S. Bureau of Labor.

2 West Texas Intermediate

Quarterly Report • 2022

consistent with our investment process, we are maintaining our multi-year investment horizon at a time when most investors are awaiting next month’s inflation data. We are actively looking to take advantage of opportunities, while ensuring that the overall valuation and earnings resilience of the portfolio can withstand continued economic pressure and market volatility.

As we look back on the year, the Fund is down -25.73% compared to the S&P 500 down -23.87%. The underperformance is due to negative sector allocation decisions, as our stock selection within sectors has been positive overall. Within sector allocation, our underweight in Energy explains a significant portion of our underperformance. Energy, a sector that typically performs poorly when economic growth falters, has outperformed despite the heightened risk of recession. While the effect of our stock selection in aggregate has been positive, we had two stocks, Comcast and Ball Corporation, that together detracted over 1.0% from performance. We bought these stocks expecting them to hold up relatively well during a bear market, so their negative performance this year is especially disappointing.

Turning to portfolio positioning, our largest overweight sector is still Industrials. We continue to see attractive opportunities here – opportunities that offer unique exposure to different parts of the economy from logistics to waste management to farming and real estate. Our next largest overweight sector is Communications Services. Despite the challenges faced by the cable and telecom industries, we appreciate the resilient cash-flow-generation characteristics of companies in this sector. We remain overweight Materials through our positions in high-quality businesses like Sherwin-Williams, Ball, and Linde.

Our biggest change in sector allocation for the quarter was due to an addition to our Information Technology stocks. After reducing our exposure throughout the year, we are now seeing opportunities begin to emerge. We initiated a new position in Oracle. The company’s mission-critical database software is resilient and continues to play a key role in a “cloud-first” world. Further, the company’s human capital management and enterprise resource planning applications are demonstrating strong uptake in the market. We also added to our positions in Applied Materials and Adobe Systems in response to weakness in their stocks.

Our next biggest change in sector allocation was a further trimming of exposure to the Consumer

Discretionary sector, our largest underweight. We reduced our position in Home Depot due to housing concerns and we exited our position in Nike. While we admire the brand resilience of Nike, we believe that the stock’s valuation remains elevated, which is concerning given the earnings headwinds the company faces. Next, we reduced our exposure to Real Estate – where we are now underweight – as we sold our position in Alexandria Real Estate and trimmed our position in American Tower.

We incrementally increased our exposure to Financials and we are still overweight. We were able to do this without taking additional credit risk by adding to Intercontinental Exchange, owner of leading derivative and stock exchanges. We maintain a slightly overweight position in Consumer Staples and an underweight position in Health Care. Within Health Care, we exited our position in Boston Scientific due to concerns around their near-term earnings prospects. We redeployed this capital in Abbott Laboratories, a diversified medical equipment company with an excellent track record and an exciting pipeline of new products. Our portfolio remains underweight Utilities due to high valuations and unattractive return on capital profiles. We have no direct Energy exposure due to our avoidance of fossil fuel companies.

All told, the Fund sold three stocks and added two new positions in the quarter. We remain active and nimble amidst the current market volatility, working hard to position the portfolio for strong long-term returns. As always, we’re honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manage

Quarterly Report • 2022

Parnassus Mid Cap Fund

As of September 30, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $32.63, so the total return for the quarter was a loss of -8.21%. This compares to a loss of -3.44% for the Russell Midcap Index (“Russell”). For the year-to-date period, the Parnassus Mid Cap Fund – Investor Shares is down -27.81% compared with Russell’s decline of -24.27%.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell Midcap for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	-21.44	-0.06	3.85	8.50	0.96

Parnassus Mid Cap Fund – Institutional Shares	-21.29	0.18	4.09	8.69	0.75

Russell Midcap Index	-19.39	5.19	6.48	10.30	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 6.20%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Third Quarter Review

Following a dismal first half of the year, the third quarter got off to a roaring start, with the Russell Midcap Index surging over 15.4% through mid-August. The mini rally was driven by investor optimism that inflation and other macro headwinds were abating. This reprieve was short lived though, as bears pushed the market down almost -4% for the quarter and almost -25% for the year to date. Investors focused on persistently high inflation, the Fed’s aggressive rate hiking and slowing economic growth. Further compounding these concerns was rapid U.S. dollar appreciation, which hurts earnings for U.S. companies with significant overseas exposure, and an increasing likelihood that Europe is heading into a recession.

Despite being ahead of its key benchmark at the end of the second quarter, the Fund lost ground during the third quarter to finish down -8.21%, a shortfall of 477 basis point relative to the Russell. (One basis point is 1/100th of one percent.) The Fund had almost no material impact from sector allocations in the quarter, which is remarkable considering the large headwind the Fund experienced in the first half by not owning surging Energy, Utilities, and Materials stocks. We largely avoid investments in these three sectors, which account for 17% of the Russell, given our commitment to responsible investing.

The driver of the Fund’s underperformance relative to the Russell was stock selection, and just three stocks accounted for nearly 60% of the shortfall. We still have especially high conviction in two of these three short-term losers and believe their long-term prospects are excellent, especially at currently depressed valuations.

The Fund’s worst performer was Avantor, a leading provider of mission-critical life sciences consumables. The stock dropped -37.0% reducing the fund’s return by -1.4%,* after the company delivered disappointing

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2022

earnings, primarily due to a revenue shortfall from its recently acquired businesses. Avantor’s acquired businesses have experienced a faster-than-expected roll-off in COVID-19 related revenues, foreign exchange headwinds due to the depreciating euro and supply-chain challenges. We believe these acquisitions are still sound in the long-term, as they help shift the company’s portfolio towards higher-margin health care end markets. The remaining 95% of the business is delivering healthy growth with expanding margins above long-term targets.

Cable One, an integrated provider of data, video, and voice services to customers in mostly rural markets, slid -33.7%, reducing the Fund’s return by -0.7%. The company reported weaker-than-expected earnings, driven by fewer new subscribers and lower-than-expected margins due to increased marketing costs. Although the company remains positioned to benefit from further market penetration for its communication services in rural markets and additional share repurchases, we are closely monitoring the negative trend of cord cutting and an increasing competitive landscape as well as the company’s premium valuation relative to peers.

Ball Corp., the leading aluminum can manufacturer, fell by -29.5%, reducing the Fund’s return by -0.6%. The stock plunged after the company’s earnings came in much weaker than expected, due to a sharp deceleration in North American beverage can volumes. Ball’s consumer beverage customers, such as PepsiCo, have aggressively raised prices in response to inflation, which has hurt demand for their own products as well as for Ball’s aluminum cans. Ball also announced the sale of its Russian assets for a fire-sale price due to the ongoing Russia/Ukraine conflict. Despite these challenges, we believe Ball’s long-term growth prospects remain intact, as the aluminum can market is still winning versus plastic and glass packaging due to its superior sustainability and consumer appeal. We also believe Ball is taking the right cost-savings actions to return to their normalized earnings growth.

Turning to our quarterly winners, the biggest contributor was Avalara, Inc., a leading provider of cloud-based tax applications. The stock rose by 30.0%, adding 0.4% to the Fund’s total return. Avalara agreed to be acquired by Vista Equity Partners for a cash offer of $8.4 billion, representing a 30% premium to the company’s closing stock price on the day prior to media reporting a potential transaction. We trimmed our position in response to the deal announcement.

Costar Group, the leading provider of online real estate marketplaces and mission-critical commercial real estate data, climbed by 15.3%, adding 0.4% to the Fund’s total return. The company reported strong earnings, driven by record net sales bookings with all three of its core products, including Costar Analytics Suite, Apartments.com and LoopNet. We see further upside in the stock, as the company benefits from its dominant market position, increasingly relevant real estate marketplaces, strong balance sheet and further market share gains.

Cboe Global Markets, a leading market exchange and trading platform, rose by 4.1%, adding 0.3% to the Fund’s total return. Robust growth in its index options trading franchise and data and access solutions segment drove better-than-expected earnings. With a strong new product pipeline, we believe Cboe is well positioned to benefit from the current market volatility with its unique global technology and trading offerings.

Quarterly Report • 2022

Parnassus Mid Cap Fund

As of September 30, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The stock market capped a horrid year-to-date performance with one of its worst months in 20 years. With central banks around the world – the U.S. being no exception-raising interest rates to fight persistent inflation, traders and investors alike are avoiding riskier assets like equities. Real GDP expectations have also declined to 2.4%, down from 4% at the start of the year and growth is expected to slow to just 1.3% in 2023. As recession fears mount, the Fed is walking a tightrope between inflation and slowing economic growth. On top of this, geo-political tensions, particularly related to Russia and China’s foreign policy maneuvers, are creating uncertainty, an attribute despised by investors.

While there are many moving parts to market direction, we believe that to resume a positive sentiment, we need signs that inflation is cooling off. This in turn would allow the central banks to be more dovish in their policies and investors to resume capital deployment. We cannot predict exactly when this will happen, but we expect it eventually will. Our focus now is to find attractively valued stocks that can weather this downturn and to position the portfolio to outperform once policy loosens by buying high-quality assets at attractive prices.

With this backdrop, we feel confident in our portfolio’s quality, as the Fund owns a collection of well-capitalized businesses with healthy balance sheets, strong returns on invested capital, robust free cash-flow generation and persistent profit growth. Moreover, we are beginning to see compelling market opportunities as indiscriminate selling accelerates. Amidst the carnage, mid cap stocks are trading at a forward price-to-earnings ratio of 16.6 times, below the 10-year average of 17.7 times. This level is more appealing than the market’s 24.1 times multiple in July of 2020 but not yet at bargain-basement levels. Astute stock picking will be as relevant as ever in this environment.

We took advantage of the market’s volatility and invested in two new companies. We bought Xylem Corporation, a leader in water technology solutions. The company has not been immune to supply-chain challenges and chip shortages for its technology solutions, but we believe the company is poised to grow as it benefits from a healthy order backlog, long-term secular drivers, including the need to replace aging water infrastructure in developed countries, and margin expansion resulting from operating leverage and a mix shift towards its higher margin digital solutions. We are also attracted to its well-capitalized business model, supported by a healthy balance sheet and strong free cash-flow generation.

We also initiated a position in Workday, one of the largest providers of cloud-based human-resources and

Quarterly Report • 2022

financial applications. The company has carved out a wide moat with its patented technology and high customer switching costs, evidenced by its high customer retention rate. With a currently depressed valuation, opportunity to further penetrate the core human-capital-management and financial-solutions markets, and a significant margin expansion opportunity, we believe the stock offers an asymmetric risk-reward over the next three years.

To make room for the new holdings, we sold two stocks with less cash flow and lower returns on invested capital. First, we exited Guidewire, a cloud provider of core applications for insurance companies. The company has a meaningful opportunity to gain share in the insurance market with its online applications, but we believe a recent shifting of customer preferences towards smaller deals, along with heavy investments required in its cloud business will curtail its growth prospects over the near term.

We also sold our position in Stanley Black & Decker, Inc. We think the company has solid power hand tools brands but feel that stiff headwinds from supply-chain shortages, a slowdown in housing demand and inflationary pressures will limit the upside for the stock over the near term.

Shifting to our sector positioning, the Fund’s largest concentration of stocks is in the Industrials sector, which we are overweight relative to the Russell. Within this sector, we hold a collection of durable companies such as Republic Services, the second-largest domestic waste services company and Verisk Analytics, a leading provider of data analytics services for insurance customers. The Fund is also overweight the Information

Technology sectors, where we have a collection of innovative, profitable companies such as Jack Henry, Autodesk and Trimble. The Fund remains overweight in high-quality health care companies, where we have focused on increasingly relevant life science and diagnostics companies such as Agilent, Hologic and Avantor. We continue to own fewer Financial, Consumer Discretionary, Utilities and Materials stocks than the Russell, and have no exposure to the Energy sector due to our avoidance of fossil fuel producers.

The Fund seeks to own high-quality businesses at fair prices that can grow intrinsic value faster than our benchmark over entire business cycles. Despite some recent hiccups, we believe this strategy will help the Fund outperform the market over the long term, by participating in up markets, limiting losses in down markets and avoiding permanent capital losses in all market conditions.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • 2022

Parnassus Endeavor Fund

As of September 30, 2022, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $40.97, so the total return for the third quarter was a loss of -7.52%. This compares to a loss of -5.62% for the Russell 1000 Value Index (“Russell 1000 Value”). For the year-to-date period, the Parnassus Endeavor Fund –Investor Shares has recorded a loss of -24.17% compared to the Russell 1000 Value’s loss of -17.75%. 2022 has been a brutal stretch for stocks, and the Parnassus Endeavor Fund was not immune. Our economically sensitive stocks tumbled as both interest rates and the risk of recession marched higher. The Fund’s performance also suffered due to our zero allocation to Energy, the only sector with a positive real return this year.

Below is a table that summarizes the performances of the Parnassus Endeavor Fund, the Russell 1000 Value and the S&P 500 Index.^ The returns are for the one-, three-, five- and ten-year periods.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	-17.48	11.69	8.97	13.28	0.90	0.88

Parnassus Endeavor Fund – Institutional Shares	-17.30	11.92	9.21	13.47	0.71	0.65

Russell 1000 Value Index	-11.36	4.36	5.29	9.17	NA	NA

S&P 500 Index	-15.47	8.16	9.24	11.70	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 10.88%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Net expense ratio reflects contractual agreement through May 1, 2023.

Third Quarter Review

For the quarter, the Parnassus Endeavor Fund – Investor Shares trailed our benchmark by 1.9%. Negative stock selection accounted for approximately a quarter of our year-to-date underperformance, with the remaining three-fourths due to sector allocation. Our overweight positioning in Information Technology was the biggest detractor, followed by our underweight positioning in the Energy sector. For the second quarter in a row, Health Care was our biggest contributor within stock selection.

FedEx was our biggest loser this quarter. Its shares plummeted -34.2% and detracted -0.7%* from the Fund’s return. Package volumes declined significantly, particularly in the company’s Express segment, due to the economic slowdown in Asia and service challenges in Europe. Additionally, fears of a recession are weighing on investor sentiment, resulting in the stock trading near a historic low valuation. We maintained our position since we believe that expectations are low, and that FedEx has a large opportunity to improve efficiency and margins over the next few years.

Shares of Verizon, the country’s largest wireless carrier, sank -24.2% in the quarter, detracting -0.5% from the Fund’s return. Competition within the U.S. telecommunications industry has intensified recently, and the need to invest in next generation 5G technologies is deflating profits for Verizon. Despite these near-term headwinds, we believe the stock offers an attractive risk-reward with a 7% dividend yield. We expect profitability to recover after this investment phase, and the benefits from consolidation of competitors T-Mobile and Sprint should accrue to all wireless players, including Verizon.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

^ Effective September 30, 2021, the Fund’s benchmark changed from the S&P 500 Index to the Russell 1000 Value Index.

Quarterly Report • 2022

Western Digital, a leading memory semiconductor company, fell -27.4%, cutting -0.4% from the Fund’s return. A sharp global slowdown in spending on consumer electronics undercut the company’s revenue and margin targets, which came in below street expectations. Management is taking appropriate steps to diversify the company’s revenue and capture faster growth in the enterprise cloud segment. Given the balance of risks, the stock’s low below-book valuation presents significant upside as longer-term demand drivers for memory semiconductors remain favorable.

Turning to our winners, investment brokerage company Charles Schwab was the Fund’s best performer in the quarter, gaining 14.1% and adding 0.6% to the Fund’s total return. Schwab’s share price rebounded after its poor performance last quarter as investors’ expectations for earnings through 2023 improved. Schwab earns interest on cash held in brokerage accounts and so benefits from rising interest rates. Last quarter, investors focused on the downside of rising interest rates: declining cash balances in brokerage accounts. This quarter, with an aggressive Federal Reserve rapidly hiking rates, investors shifted their attention to the positive impacts on Schwab of higher yields and the higher earnings that should follow.

Biogen contributed 0.5% to the Fund’s return, as its stock surged 30.9%. The biopharmaceutical company develops drugs that treat neurological and neurogenerative disease, including multiple sclerosis and spinal muscular atrophy. Its stock soared 40% in July after the FDA granted Priority Review status to the company’s application for its latest experimental Alzheimer’s treatment. The positive trial data surprised investors, who had abandoned the stock after prior clinical failures that led to management turnover. We significantly trimmed our stake on the news but maintained a core position in Biogen, as upcoming milestones should drive the stock higher in ways uncorrelated with the broader market.

Shares of farm and construction-equipment provider John Deere jumped 11.9%, contributing 0.3% to the Fund’s return. The company reported a decent quarter despite significant cost and supply-chain headwinds. Importantly, Deere noted strong momentum in their early order program for next year’s products. We bought into Deere last quarter when the stock price sank due to supply-chain concerns and are delighted to include it in our list of winners so soon. We continue to like Deere’s near-term positioning and believe the long-term secular story remains underappreciated.

Parnassus Endeavor Fund

As of September 30, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

In 2022, the U.S. stock market has experienced one if its steepest drops in history as measured by the S&P

Quarterly Report • 2022

500 Index. At the same time, the Federal Reserve has embarked on one of the fastest periods of monetary tightening in its history. These two phenomena are clearly connected to the unexpected emergence of persistent inflation. In general, inflation is a symptom of an overheated economy, and the medicine is fiscal and monetary restraint. With infrastructure in need of investment, competitive threats from China, Russia waging war in Ukraine and environmental disaster at home, the U.S. government can hardly stem spending, so the Fed must do double duty by aggressively hiking interest rates.

Monetary tightening takes time to work its way through to the real economy. But interest rates have risen so far and so fast this time that no one really knows what the eventual outcome will be. Already there are signs of a slowdown in rate-sensitive sectors like housing and cyclical sectors like semiconductors, and in the rapid decline in prices of several commodities. This cooling off should bode well for inflation coming down and for the Fed to take a less restrictive stance, but the timing for such a pivot remains highly uncertain. Recent volatility in the markets is an expression of that uncertainty.

We took advantage of the market’s volatility to upgrade the portfolio in the third quarter. We sold semiconductor companies Applied Materials and Intel and exited PepsiCo and Novartis. Semiconductor companies face a difficult road ahead, given the steep drop off in demand for consumer electronics following the boom in spending during the pandemic. We liquidated PepsiCo and Novartis because of their relative outperformance.

The Fund initiated positions in Oracle, Ball Corporation and Signature Bank. Oracle sells mission-critical database and enterprise application software and earns recurring revenue from its cloud-based business model. We purchased Ball Corp., the world’s largest maker of aluminum beverage cans, at a favorable valuation to benefit from long-term secular trends in sustainable packaging. Finally, we bought shares of Signature Bank, which serves its privately-owned business clients by attracting and retaining bankers through better-aligned incentives.

The current investing environment is one of the most challenging in recent history, but it also presents opportunities for patient investors to buy good companies at bargain prices. Every day, we bring our steadfast investment philosophy, dedicated people and time-tested process to identify such opportunities with the aim of generating attractive long-term returns for our shareholders.

Thank you for your investment in the Parnassus Endeavor Fund.

Sincerely,

Billy Hwan

Portfolio Manager

Quarterly Report • 2022

Parnassus Mid Cap Growth Fund

As of September 30, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $41.19, resulting in a loss of -2.81% for the third quarter. This compares to a loss of -0.65% for the Russell Midcap Growth Index (“Russell Midcap Growth”). For the year-to-date period, the Parnassus Mid Cap Growth Fund – Investor Shares has recorded a loss of -36.00% compared to the Russell Midcap Growth’s loss of -31.45%.

Below is a table that summarizes the performance of the Parnassus Mid Cap Fund and the Russell Midcap Growth. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2022.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	-33.33	-1.45	2.01	8.32	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	-33.25	-1.32	2.16	8.44	0.68

Russell Midcap Growth Index	-29.50	4.26	7.62	10.85	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 4.33%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Third Quarter Review

The Parnassus Mid Cap Growth Fund – Investor Shares dropped -2.81% in the third quarter, trailing the -0.65% loss for the Russell Midcap Growth. We’re disappointed that we underperformed this quarter. We’re making the most of the situation by taking advantage of the price dislocations in some of our stocks and buying on weakness. We’ve been increasing our positions in secularly growing, competitively advantaged, profitable and capital-light businesses that are trading at steep discounts to their historical averages. We’re starting to see signs that a bottom may be forming in mid cap growth stocks, and whenever the market turns, we intend to capture all of the upside.

Sector allocation had a neutral impact on our performance this quarter. Real Estate was the worst performing sector in the index as interest rates jumped, and we benefitted from not owning any real estate stocks. We were pleased that our overall sector allocation was able to offset the drag from avoiding the Energy sector, which was the index’s best performing sector. As a fossil fuel-free fund**, we don’t invest in oil and gas stocks. Stock selection detracted from our performance this quarter unfortunately, as our holdings in Communication Services and Information Technology underperformed the index.

Our worst performer this quarter was Veeva Systems, a software provider for the life sciences industry. Veeva shares fell -16.7% and cut -0.7%* from the Fund’s performance after the company lowered its annual sales guidance by 1.5% due to foreign exchange headwinds and a slowdown in spending by its smaller clients. While we were disappointed by the reduced guidance, the stock drop was disproportionate to the sales reduction, so we added to our position. Veeva

**The Fund does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Fund defines “significant revenues” as being 10% or greater.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Quarterly Report • 2022

still expects to grow sales at an impressive mid-teens rate this year and earn a free cash-flow margin above 30% while investing to innovate for its customers and widen its competitive moat. The opportunity in front of Veeva is huge, and we are happy to make it our largest position at its current depressed price.

Splunk’s data platform allows enterprises to observe and monitor their technology systems. Its stock fell -15.0% and reduced the Fund’s performance by -0.5% after the company reduced its guidance for cloud-based annualized recurring revenue. Splunk is transitioning its software towards cloud data centers from being solely on-premise, and some customers have postponed their migration to Splunk’s cloud offering due to the up-front investment required as the economy is slowing. Nevertheless, we believe these customers will eventually migrate to take advantage of the annual cost savings and better service. We added to our position during the quarter, as we believe the stock’s current valuation of less than 4x its next-twelve-months estimated sales does not reflect Splunk’s long-term growth or margin potential.

Match Group, the owner of online dating services, including Tinder and Hinge, reduced our performance by -0.5% as its shares dropped -31.5%. Match lowered its annual sales guidance due to operational issues at Tinder and foreign exchange headwinds. Match’s newly appointed CEO Bernard Kim is taking decisive action to improve Tinder’s performance by dismissing Tinder’s CEO and restocking its management team with top performers.

Moving onto our outperformers, online media buying platform The Trade Desk contributed 0.5% to the

Fund’s performance, as its stock jumped 42.6%. Trade Desk’s quarterly results, headlined by a 35% sales growth rate, exceeded investors’ expectations as the company is benefitting from advertising budgets shifting to connected television from traditional television. With Netflix’s announcement that it will add an advertising-supported tier, the tailwinds behind connected television are only getting stronger and we expect The Trade Desk’s platform to continue to lead the charge.

CoStar is a leading commercial real estate information provider and operates some of the most active online marketplaces for buying, selling and leasing various types of real estate. CoStar’s stock rose 15.3% and added 0.5% to the Fund’s performance, as the company increased its annual sales and earnings guidance, driven by strong demand for its Apartments.com and LoopNet marketplaces. We believe each of CoStar’s core businesses has a long runway for growth, while its Homes.com business is just starting out on what could become the most profitable journey of them all.

MercadoLibre is the leading online consumer marketplace and payments platform in Latin America. Its stock added 0.6% to our return as it soared 30.0% after reporting impressive quarterly earnings, highlighted by 53% sales growth and expanding profit margins. MercadoLibre is at the forefront of e-commerce in Latin America, and we believe the company has many years of outsized growth in front of it.

Quarterly Report • 2022

Parnassus Mid Cap Growth Fund

As of September 30, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

During the third quarter, the Russell Midcap Growth dropped -0.65%, bringing the year-to-date loss to -31.5%. The index is off a staggering -35.9% from the all-time high it set in November 2021.

The Federal Reserve raised its benchmark Federal Funds rate by 1.50% in the third quarter alone, to a range of 3.00% - 3.25%. The Fed is attempting to reduce inflation by curtailing demand and economic growth through increased borrowing costs. It appears to be working, as estimates for 2022 and 2023 U.S. Real GDP growth continue to fall. The global picture is even bleaker, as Europe deals with an energy crisis fueled by Russia’s weaponization of gas and China has stubbornly maintained its zero-COVID-19 policies, which has lowered consumption. Global currencies fell in unison against the U.S. dollar, including the British Pound crashing to an all-time low, as the Federal Reserve’s interest rate hikes are exposing excessive foreign debt loads and government deficits.

It’s difficult to find many bright macroeconomic developments at the moment. Stocks are forward looking, however, and we’re cautiously optimistic that the relatively modest loss this quarter despite the extremely negative macroeconomic environment may signal that mid cap growth stocks have priced in much of the current malaise. While the overall stock market, as measured by the broader Russell 3000 index, ended the quarter by making new lows, the Russell Midcap Growth remained above its mid-June 2022 low point. The Russell Midcap Growth has corrected by more than 30% in three prior occasions, and each time it bottomed at the same time or earlier than the Russell 3000. In each of the prior occasions, the Russell Midcap Growth also rebounded quicker and meaningfully outperformed the Russell 3000 over the following year. We believe the rebound from the current correction could follow a similar trend.

Higher growth stocks carry higher valuations on their near-term earnings than the overall market. This is because their longer-term earnings potential is much greater than the overall market. When overall investor sentiment turns negative, higher valuation stocks decline more because excitement for the future has been lost. Who can think about longer-term earnings potential from huge addressable markets and innovative technologies when there is a land war in Europe and inflation is at 40-year highs? We’re not sure when exactly this negative sentiment will change, but we are sure it eventually will.

There are already signs that the rate of inflation will fall. Commodity prices have dropped meaningfully from their peaks, used car prices are depreciating, home

Quarterly Report • 2022

prices have declined for the first time since 2012 and COVID-19-induced supply-chain bottlenecks are easing. Longer-term, slowing demand from aging demographics, excessive debt loads pulling investment capital away from more productive uses and new business models enabled by disruptive technologies should continue to drive inflation down. Ultimately, this should lead to a lower interest rate and higher stock valuation regime. In a world where growth is scarce, businesses with high growth should be worth more, and we would expect the valuations for our stocks to move sharply higher.

We added two software companies to our portfolio this quarter. Workday provides enterprise software for human capital and financial management, and its best-in-class solution continues to gain market share. We believe Workday can grow at a 20% rate for many years, while also expanding its operating margin. We were excited to buy this leading software company at a valuation of only 5x its next-twelve-months estimated sales, its lowest ever. We also added insurance software provider Guidewire, a stock that we have owned before. We have always admired Guidewire’s dominant position in insurance software, and the company continues to add new features and functionality. While insurers are a cautious group that are slow to adopt new technology, there is no question Guidewire’s solution is far superior to legacy systems and so it should continue to gain market share in the industry. Guidewire is also trading at only 5x its next-twelve-months estimated sales, a valuation that doesn’t reflect the value it provides to its customers. These buys were partially funded by Avalara, the leading tax compliance software provider, which was acquired by a private equity firm at a valuation of 8x its next-twelve-months estimated sales. We believe that Workday and Guidewire are every bit as valuable as Avalara, and we’re excited by their current bargain prices.

We ended the quarter meaningfully overweight the software industry, at 21% of our fund relative to the 14% weighting in the index. Including Veeva as a software company instead of a health care company (as it is classified by our index), our overweight increases further. We believe these software companies are some of the most advantaged businesses on the planet given their secular tailwinds, pricing power and inherent operating leverage with low capital intensity. We feel that many of these stocks have the potential to double in value over the next few years, as their revenues grow and their valuations return to historical levels.

We’ve shifted our positions in cyclical stocks towards those that have already fallen meaningfully, where investors’ expectations have reset lower and where we anticipate there will be significant upside whenever the market turns. Our two biggest position increases this quarter were MercadoLibre and Illumina, the leading genomics sequencer. We believe the risk-reward is incredibly attractive for these secularly growing, albeit cyclical, businesses at their current depressed prices (and we were happy to write about MercadoLibre as a winner this quarter). To fund these additions, amongst others, we exited retailer Lululemon Athletica. Lululemon performed well for us since our purchase in 2020, but we became concerned that a potential slowdown in consumer spending, combined with its high valuation relative to other retailers, leaves room for the stock to fall.

We exited Angi, the owner of the Angi HomeServices online marketplace, as we lost faith in management’s turnaround strategy after the company disclosed it was rethinking its pricing strategy in roofing. We initiated a new position in Equifax, a data and analytics provider for employment verification and credit scoring. The stock has sold off with the sharp decline in home mortgage originations, but there is much more to this innovative company than mortgages as it has expanded its products into the human resources office and government agencies. Impressively, Equifax expects to grow through the steepest drop in mortgage originations in many years. Once the mortgage market has settled, Equifax expects to deliver 8% - 12% annual revenue growth with meaningful margin expansion.

After three consecutive quarters of losses for midcap growth stocks, we’re taking advantage of some generational buying opportunities. Whenever the market turns, we believe our portfolio could rebound sharply. It is always darkest before the dawn, and we are positioning our fund to be ready for the sunrise.

Quarterly Report • 2022

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Quarterly Report • 2022

Parnassus Fixed Income Fund

As of September 30, 2022, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $14.22, producing a loss for the quarter of -4.01% (including dividends). This compares to a loss of -4.75% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”). For the first three quarters of 2022, the Parnassus Fixed Income Fund – Investor Shares posted a loss of -15.97%, as compared to a loss of -14.61% for the Bloomberg Aggregate Index.

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Bloomberg Aggregate Index. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 4.04%, and the unsubsidized SEC yield was 3.89%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended September 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-16.02	-3.99	-0.75	0.37	0.76	0.68

Parnassus Fixed Income Fund – Institutional Shares	-15.82	-3.77	-0.52	0.52	0.56	0.45

Bloomberg U.S. Aggregate Bond Index	-14.60	-3.25	-0.27	0.89	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 0.37%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Net expense ratio reflects contractual agreement through May 1, 2023.

Third Quarter Review

The Parnassus Fixed Income Fund outperformed the Bloomberg Aggregate Index in the quarter, driven by superior security selection. Unfortunately, fixed income markets remained challenged, resulting in a loss of -4.01% for the Fund and a loss of -4.75% for the Index. Interest rates rose steadily in the quarter as inflation proved to be more persistent than either the Federal Reserve or investors expected.

The corporate bond portfolio, which accounts for 62.72% of assets, substantially outperformed the Index’s corporate bonds. These securities lost -3.67% over the course of the quarter as compared to -5.07% for the Index. As a result, positive selection added 88 basis points to the total return. (One basis point is 1/100th of the one percent.) Our overweight allocation subtracted 11 basis points from our corporate attribution, as the asset class underperformed Treasuries. In all, our corporate bond performance contributed 76 basis points to the total return.

Some of the corporate bond outperformance can be attributed to our shorter duration in these assets, at 6.80 years versus 7.62 years, but a lion’s share is due to selection within corporate bond categories. Our holdings in Communications, which include bonds issued by Comcast Corp., American Tower Corp. and Verizon, among others, added 16 basis points to the total return. Our selection of bonds lost -2.83% as compared to -6.87%. A much shorter duration of 5.31 years versus 9.34 years for the Index supported returns, as did owning reliable, recession-resistant credits.

Our Financials holdings were another bright spot for returns, adding 15 basis points to the total return. Unlike Communications, where the Fund was short duration, our duration in Financials well exceeds the

Quarterly Report • 2022

Index at 9.86 years versus 5.95 years. Despite this, our bank holdings performed particularly well, losing -2.02% versus -4.16% for the Index. A mixture of preferred stock and well-timed purchases supported returns in this category. Within Financials, we added green bonds issued by American Express and Citibank in the quarter, bringing our overall allocation of green bonds to 12.92%.

Government Related Bonds added 23 basis points to the total return. Outperformance in this asset class was driven by outperformance of bonds issued by Government-Sponsored Entities (GSE) like the Federal Home Loan Bank that were purchased last quarter, and of our supranational green bonds. We invested almost 10% of the Fund into bonds issued by GSEs last quarter, believing that these bonds were in the bargain bin. The purchases served the Fund well, adding 15 basis points to the total return, principally from 16 basis points of positive allocation. These short duration callable bonds outperformed as interest rates rose, providing a ballast to our Treasury bond portfolio.

Treasury bonds were the one weak spot in the quarter, subtracting 16 basis points from the total return. This was split between a negative 10 basis points of attribution from allocation and a negative 6 basis points of attribution from selection. Our corporate bond portfolio is long duration at 6.69 years versus the Index at 4.35 years. The long duration position offsets our short duration positions elsewhere within the Fund, as well as our underweight in Treasuries at 21.06% versus 40.46%.

Parnassus Fixed Income Fund

As of September 30, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Federal Reserve took extraordinary measures in the third quarter to control inflation and raised the Federal Funds Rate to levels not seen in almost 15 years. However, monetary policy operates with a lag of up to 18 months, creating a particular challenge for a Federal Reserve that would like to see immediate progress.

Last quarter we discussed the impact of nominal growth and the strength of the economy going into the summer. The economy continues to be strong exiting the summer, with resilient consumer spending and strong job growth. Most economists expect real GDP growth to be anemic through the rest of the year and into next year a significant change from a year ago. However, much of that change in expectation is due to sustained high inflation. Real GDP growth considers

Quarterly Report • 2022

the impact of inflation and that has stayed much higher than the level that was expected just a few months ago. The underlying consumer strength means that the Federal Reserve will need to be more aggressive than originally hoped, and its latest projects reflect that new reality.

However, the bond market has already taken this bad news into account and now offers yields not seen for almost a generation. At the end of the quarter, our corporate bond portfolio boasted a yield to worst of 5.99% and the Fund overall has a yield to worst of 5.35%. We think these are attractive levels for investors, especially considering the sound financial condition of corporate issuers today. Many companies have bolstered cash balances, extended credit facilities and improved cash flows after managing through the COVID-19 liquidity crisis and the Great Financial Crisis. While we expect volatility to continue as the Federal Reserve fights inflation, we believe these yields will support returns over the long-term.

We added to our corporate bond holdings in the quarter, taking advantage of these attractive yields. In the quarter, we increased our corporate holdings to 63% from 60%. New additions include the aforementioned green bonds issued by American Express and Citibank. We also added bonds issued by Ross Stores, the discount retailer. The bonds were hit as the retail environment is more challenging for Ross, a store that relies on excess inventory in the system. However, we purchased these 2030 bonds at a yield well above 5%, which we think is a great addition. Discount retailers also typically do well in a recessionary environment, should economic growth rates slip into next year.

Similarly, we purchased bonds issued by Macy’s. These bonds offered a yield above 8% on a maturity in 2029. Macy’s proactively improved its balance sheet over the last two years by reducing overall debt and leverage, reducing interest expense and extending the maturity date of its credit agreement. We are confident that management can navigate its store reduction plan and continue to find ways to increase Macy’s relevancy.

We will continue to look for attractive opportunities in this new environment, and we thank you for your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Quarterly Report • 2022

Responsible Investing Notes

In August, amidst the backdrop of – and in part driven by - record high inflation in the United States, Congress passed, and President Biden signed into law, the Inflation Reduction Act (IRA) of 2022. With around $390 billion in climate and energy investments, according to The New York Times, this Act could put the United States on the path to meet a 40% reduction in climate pollution in as little as eight years. If supported by strong state and private sector action, the United States may finally be moving in a direction that aligns with the goals of the Paris Agreement. The bill also includes nearly $50B in funding to drive progress toward environmental justice, one of Parnassus’s impact engagement pillars.

As a leader in ESG investing, Parnassus is committed to fighting climate change, reducing climate risk in our portfolios, and addressing environmental justice. The IRA – though not without its flaws – represents the most substantial climate, clean-energy and environmental legislation in U.S. history, and we welcome it as an important step toward a lower carbon future.

In support of global emissions reduction goals, over the past year, we have created portfolio-level emissions dashboards, engaged our companies to better account for and address climate risks and opportunities, and introduced an effective “carbon tax” in our valuation framework to help account for the additional risk associated with insufficiently addressed greenhouse gas emissions. We also wrote to the SEC calling for improvements in climate-related disclosures at listed companies. In addition, Parnassus has excluded companies deriving significant revenue3 from fossil fuels since 2019.

To carry this momentum forward for the rest of this year and into 2023, our stewardship team will be pressing Parnassus’s highest emitting portfolio companies to set science-based emissions reduction targets, publish robust emissions disclosures and conduct and disclose climate risk and opportunity assessments. We will also be asking a set of companies with large, localized pollution impacts to improve their environmental justice efforts and disclosures, building on our strong environmental justice work from earlier this year.

In addition, in the last quarter, Parnassus:

•

Released our 2022 ESG Stewardship Report. The report highlights the results of our company engagement efforts and proxy voting. It also showcases the ESG performance of each of the Parnassus equity funds compared to their respective benchmarks across critical ESG metrics.

•

Filed a shareholder proposal at Apple calling on the company to review and disclose information on its approach to workers’ rights and adherence to its own policies on freedom of association and collective bargaining.

•

Published a letter supporting, with suggested modifications, the SEC’s Proposed Rule on ESG Fund Disclosures, which seeks to address the risk of greenwashing and improve investor understanding of ESG investment strategies.

•

Set our ESG impact engagement strategy for the coming year. In 2022 - 2023, we plan to focus on: climate change/climate risk; sustainable workplaces; environmental justice; and ESG materiality assessments.

I look forward to sharing stories of our success and our opportunities for the future into the next quarter and the quickly approaching new year.

Marian Macindoe

Head of ESG Stewardship

3 Parnassus Investments does not invest in companies generating significant revenue from the extraction, exploration, production or refining of fossil fuels. We may invest in companies that use fossil fuel–based energy to power their operations or for other purposes. In this context, “significant revenue” is defined as generating revenues 10% or greater as a percentage of a company’s total annual revenues.

Quarterly Report • 2022

Parnassus Core Equity Fund

Portfolio of Investments as of September 30, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	6,672,446	1,554,012,673	6.8%
Alphabet Inc., Class A	13,438,880	1,285,428,872	5.6%
Fiserv Inc.	10,884,686	1,018,480,069	4.4%
Deere & Co.	2,792,238	932,300,346	4.1%
Becton, Dickinson and Co.	4,131,668	920,659,580	4.0%
CME Group Inc., Class A	5,062,381	896,699,547	3.9%
Danaher Corp.	3,393,133	876,412,323	3.8%
T-Mobile US Inc.	5,597,835	751,061,522	3.3%
Apple Inc.	5,327,965	736,324,763	3.2%
Mastercard Inc., Class A	2,511,947	714,247,010	3.1%
The Charles Schwab Corp.	9,497,745	682,602,933	3.0%
Linde plc	2,474,530	667,108,543	2.9%
S&P Global Inc.	2,147,888	655,857,601	2.9%
Verisk Analytics Inc.	3,832,206	653,506,089	2.9%
Waste Management Inc.	3,971,331	636,246,940	2.8%
The Procter & Gamble Co.	5,039,444	636,229,805	2.8%
Comcast Corp., Class A	21,336,057	625,786,552	2.7%
Canadian Pacific Railway Ltd.	9,328,820	622,418,870	2.7%
Adobe Inc.	2,112,821	581,448,339	2.5%
Marsh & McLennan Co., Inc.	3,521,857	525,778,032	2.3%
Oracle Corp.	8,600,611	525,239,314	2.3%
Mondelez International Inc., Class A	9,368,546	513,677,377	2.2%
Intercontinental Exchange Inc.	5,630,489	508,714,681	2.2%
Costco Wholesale Corp.	1,062,873	501,963,032	2.2%
Gilead Sciences Inc.	7,999,157	493,467,995	2.2%
Thermo Fisher Scientific Inc.	915,363	464,262,960	2.0%
Ball Corp.	8,828,808	426,608,003	1.9%
Verizon Communications Inc.	10,629,589	403,605,494	1.8%
Abbott Laboratories	4,043,580	391,256,801	1.7%
The Sherwin-Williams Co.	1,684,167	344,833,193	1.5%
American Tower Corp.	1,584,989	340,297,138	1.5%
CoStar Group Inc.	4,756,075	331,260,624	1.4%
Micron Technology Inc.	5,166,815	258,857,432	1.1%
Applied Materials Inc.	3,142,811	257,490,505	1.1%
Texas Instruments Inc.	1,641,888	254,131,425	1.1%
The Home Depot Inc.	881,245	243,170,745	1.1%
Union Pacific Corp.	1,113,083	216,850,830	1.0%
NVIDIA Corp.	1,527,207	185,387,658	0.8%

Total investment in equities		22,633,685,616	98.8%

Total short-term securities		141,689,833	0.6%

Other assets and liabilities		147,056,287	0.6%

Total net assets		22,922,431,736	100.0%

Net asset value as of September 30, 2022
Investor shares		$46.94
Institutional shares		$47.04

Quarterly Report • 2022

Parnassus Mid Cap Fund

Portfolio of Investments as of September 30, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Cboe Global Markets Inc.	2,477,331	290,764,339	4.9%
Hologic Inc.	3,752,933	242,139,237	4.0%
C.H. Robinson Worldwide Inc.	2,506,492	241,400,245	4.0%
Sysco Corp.	3,377,177	238,800,186	4.0%
Jack Henry & Associates Inc.	1,281,322	233,546,561	3.9%
Verisk Analytics Inc.	1,356,390	231,305,187	3.9%
Republic Services Inc.	1,574,321	214,170,629	3.6%
Otis Worldwide Corp.	3,319,482	211,782,952	3.5%
SBA Communications Corp., Class A	701,157	199,584,340	3.3%
Broadridge Financial Solutions Inc.	1,319,138	190,377,996	3.2%
O’Reilly Automotive Inc.	269,228	189,361,514	3.2%
Avantor Inc.	9,242,365	181,150,354	3.0%
IDACORP Inc.	1,800,345	178,252,158	3.0%
Grocery Outlet Holding Corp.	5,133,018	170,878,169	2.8%
CoStar Group Inc.	2,312,772	161,084,570	2.7%
CNH Industrial NV	13,854,528	154,755,078	2.6%
Agilent Technologies Inc.	1,261,130	153,290,352	2.5%
First Republic Bank, Class A	1,120,673	146,303,860	2.4%
PPG Industries Inc.	1,296,499	143,509,474	2.4%
Ball Corp.	2,929,547	141,555,711	2.4%
Autodesk Inc.	738,496	137,951,053	2.3%
IQVIA Holdings Inc.	760,169	137,697,013	2.3%
Xylem Inc.	1,549,213	135,339,248	2.3%
Trimble Inc.	2,468,198	133,949,105	2.2%
DR Horton Inc.	1,957,979	131,869,886	2.2%
Roper Technologies Inc.	363,837	130,850,339	2.2%
Workday Inc., Class A	822,761	125,240,679	2.1%
BioMarin Pharmaceutical Inc.	1,363,955	115,622,465	1.9%
Signature Bank	735,841	111,111,991	1.9%
Americold Realty Trust	3,899,703	95,932,694	1.6%
Pentair plc	2,296,917	93,323,738	1.6%
VF Corp.	2,796,731	83,650,224	1.4%
KLA Corp.	246,158	74,494,796	1.2%
Cable One Inc.	83,212	70,983,997	1.2%
First Horizon Corp.	3,059,003	70,051,169	1.2%
Synopsys Inc.	214,487	65,527,923	1.1%
Alexandria Real Estate Equity	431,695	60,519,322	1.0%
Burlington Stores Inc.	535,924	59,964,536	1.0%
Western Digital Corp.	1,809,424	58,896,751	1.0%
Levi Strauss & Co., Class A	3,969,819	57,443,281	1.0%
Ansys Inc.	205,710	45,605,907	0.8%
Avalara Inc.	348,679	32,008,732	0.5%

Total investment in equities		5,942,047,761	99.3%

Total short-term securities		85,672,996	1.4%

Other assets and liabilities		(40,663,642)	(0.7%)

Total net assets		5,987,057,115	100.0%

Net asset value as of September 30, 2022
Investor shares		$32.63
Institutional shares		$32.82

Quarterly Report • 2022

Parnassus Endeavor Fund

Portfolio of Investments as of September 30, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Merck & Co., Inc.	2,306,548	198,639,914	4.8%
The Charles Schwab Corp.	2,360,908	169,678,458	4.1%
Sysco Corp.	1,975,976	139,721,263	3.4%
Verizon Communications Inc.	3,521,415	133,708,128	3.2%
Global Payments Inc.	1,128,745	121,960,897	3.0%
Agilent Technologies Inc.	1,000,000	121,550,000	2.9%
Gilead Sciences Inc.	1,949,610	120,271,441	2.9%
Cisco Systems Inc.	3,000,000	120,000,000	2.9%
The Progressive Corp.	911,671	105,945,287	2.6%
S&P Global Inc.	331,514	101,227,800	2.4%
Comcast Corp., Class A	3,428,863	100,568,552	2.4%
Deere & Co.	287,730	96,070,170	2.3%
The Bank of New York Mellon Corp.	2,444,145	94,148,465	2.3%
Becton, Dickinson and Co.	419,352	93,444,206	2.3%
Biogen Inc.	347,751	92,849,517	2.3%
Cummins Inc.	455,464	92,691,479	2.2%
Bank of America Corp.	3,000,000	90,600,000	2.2%
BioMarin Pharmaceutical Inc.	1,059,846	89,843,145	2.2%
American Express Co.	642,639	86,698,427	2.1%
Microsoft Corp.	369,967	86,165,314	2.1%
Mastercard Inc., Class A	300,000	85,302,000	2.1%
Union Pacific Corp.	436,475	85,034,060	2.1%
D.R. Horton Inc.	1,248,104	84,059,804	2.0%
Ball Corp.	1,735,412	83,855,108	2.0%
Amdocs Ltd.	1,048,646	83,314,925	2.0%
Oracle Corp.	1,358,062	82,936,846	2.0%
Moderna Inc.	697,601	82,491,318	2.0%
Simon Property Group Inc.	913,815	82,014,896	2.0%
FedEx Corp.	551,180	81,833,695	2.0%
Alphabet Inc., Class A	800,000	76,520,000	1.9%
W.W. Grainger Inc.	155,132	75,889,023	1.8%
Vertex Pharmaceuticals Inc.	261,967	75,849,925	1.8%
Signature Bank	485,426	73,299,326	1.8%
Discover Financial Services	800,869	72,815,009	1.8%
Micron Technology Inc.	1,450,399	72,664,990	1.8%
Western Digital Corp.	2,100,000	68,355,000	1.7%
Ross Stores Inc.	774,665	65,281,020	1.6%
Apple Inc.	468,300	64,719,060	1.6%
Capital One Financial Corp.	700,000	64,519,000	1.6%
Paychex Inc.	555,898	62,377,315	1.5%
Accenture plc, Class A	231,254	59,501,654	1.4%
Hanesbrands Inc.	7,512,685	52,288,288	1.3%
The Gap Inc.	5,067,768	41,606,375	1.0%
VF Corp.	1,382,333	41,345,580	1.0%
Stanley Black & Decker Inc.	245,000	18,426,450	0.4%

Total investment in equities		3,992,083,130	96.8%

Total short-term securities		157,354,822	3.8%

Other assets and liabilities		(23,308,864)	-0.6%

Total net assets		4,126,129,088	100.0%

Net asset value as of September 30, 2022
Investor shares		$40.97
Institutional shares		$41.09

Quarterly Report • 2022

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of September 30, 2022 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Veeva Systems Inc., Class A	188,042	31,004,365	4.7%
Verisk Analytics Inc.	175,308	29,895,273	4.5%
Pool Corp.	89,405	28,449,565	4.3%
CoStar Group Inc.	387,000	26,954,550	4.1%
Fortinet Inc.	548,169	26,931,543	4.1%
Agilent Technologies Inc.	220,163	26,760,813	4.0%
Splunk Inc.	311,489	23,423,973	3.5%
Illumina Inc.	117,499	22,417,634	3.4%
Thomson Reuters Corp.	217,191	22,288,140	3.4%
MercadoLibre Inc.	25,730	21,298,779	3.2%
Broadridge Financial Solutions Inc.	141,281	20,389,674	3.1%
Workday Inc., Class A	133,563	20,330,960	3.1%
IDEXX Laboratories Inc.	62,395	20,328,291	3.0%
O’Reilly Automotive Inc.	28,620	20,129,877	3.0%
C.H. Robinson Worldwide Inc.	194,317	18,714,670	2.8%
Block Inc., Class A	319,369	17,562,101	2.6%
The Trade Desk Inc., Class A	285,430	17,054,443	2.6%
The Progressive Corp.	141,903	16,490,548	2.5%
Guidewire Software Inc.	264,248	16,272,392	2.4%
Nutrien Ltd.	188,197	15,691,866	2.4%
Morningstar Inc.	66,909	14,206,119	2.1%
Cadence Design Systems Inc.	84,571	13,821,439	2.1%
Cintas Corp.	34,950	13,567,241	2.0%
Ansys Inc.	60,246	13,356,538	2.0%
MarketAxess Holdings Inc.	59,976	13,344,060	2.0%
Old Dominion Freight Line Inc.	53,308	13,261,431	2.0%
Hilton Worldwide Holdings Inc.	108,531	13,091,009	2.0%
Synopsys Inc.	42,515	12,988,758	2.0%
Equifax Inc.	72,957	12,507,019	1.9%
BioMarin Pharmaceutical Inc.	142,279	12,060,991	1.8%
Signature Bank	74,090	11,187,590	1.7%
Five9 Inc.	145,527	10,911,614	1.6%
Match Group Inc.	221,609	10,581,830	1.6%
Align Technology Inc.	44,683	9,254,296	1.4%
Silvergate Capital Corp., Class A	111,554	8,405,594	1.3%
Seagen Inc.	51,291	7,018,148	1.0%
KLA Corp.	21,102	6,386,098	1.0%
Monolithic Power Systems Inc.	16,156	5,871,090	0.9%
Alnylam Pharmaceuticals Inc.	25,970	5,198,155	0.8%
Teradyne Inc.	49,728	3,737,059	0.5%

Total investment in equities		653,145,536	98.4%

Total short-term securities		10,411,347	1.6%

Other assets and liabilities		30,761	0.0%

Total net assets		663,587,644	100.0%

Net asset value as of September 30, 2022
Investor shares		$41.19
Institutional shares		$41.32

Quarterly Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2022 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
First Republic Bank	4.50%	12/31/2026	250,000	4,632,500	1.4%
Bank of America	5.00%	09/17/2024	223,739	4,579,937	1.3%
Morgan Stanley	4.25%	01/15/2027	240,000	4,312,800	1.3%
Digital Realty Trust Inc.	5.20%	10/10/2024	114,608	2,412,498	0.7%
Public Storage	4.00%	06/16/2026	140,549	2,399,171	0.7%
The Charles Schwab Corp.	4.45%	06/01/2026	107,835	2,056,413	0.6%
Public Storage	4.10%	01/13/2027	70,000	1,220,100	0.3%
Capital One Financial Corp.	5.00%	12/01/2024	50,000	981,500	0.3%
Public Storage	3.88%	10/06/2025	40,000	648,000	0.2%
Capital One Financial Corp.	4.63%	12/01/2025	22,285	401,799	0.1%

Total investment in preferred stocks				23,644,718	6.9%

Convertible Bonds			Principal Amount ($)
Sunrun Inc.	0.00%	02/01/2026	2,800,000	1,979,506	0.6%

Total investment in convertible bonds				1,979,506	0.6%

Corporate Bonds
Ball Corp.	4.88%	03/15/2026	6,000,000	5,692,260	1.7%
O’Reilly Automotive Inc.	4.20%	04/01/2030	5,500,000	5,022,746	1.5%
SBA Communications Corp.	3.88%	02/15/2027	5,500,000	4,912,325	1.4%
McCormick & Co., Inc.	2.50%	04/15/2030	6,000,000	4,875,576	1.4%
Trimble Inc.	4.90%	06/15/2028	5,000,000	4,757,660	1.4%
C.H. Robinson Worldwide Inc.	4.20%	04/15/2028	5,000,000	4,652,787	1.4%
Pentair Finance SA	4.50%	07/01/2029	5,000,000	4,519,232	1.3%
Hanesbrands Inc.	4.88%	05/15/2026	5,000,000	4,494,750	1.3%
T-Mobile USA Inc.	2.25%	02/15/2026	5,000,000	4,473,900	1.3%
Agilent Technologies Inc.	2.75%	09/15/2029	5,250,000	4,408,662	1.3%
Xylem Inc.	2.25%	01/30/2031	5,500,000	4,395,470	1.3%
Alaska Airlines 2020-1, Class B	8.00%	08/15/2025	4,130,952	4,090,766	1.2%
Southwest Airlines Co.	5.13%	06/15/2027	4,000,000	3,917,816	1.1%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	3,895,586	1.1%
CNH Industrial Capital LLC	1.45%	07/15/2026	4,500,000	3,894,525	1.1%
Comcast Corp.	4.25%	10/15/2030	4,000,000	3,702,036	1.1%
Merck & Co., Inc.	3.40%	03/07/2029	4,000,000	3,667,475	1.1%
Micron Technology Inc.	2.70%	04/15/2032	5,000,000	3,631,443	1.1%
Marsh & McLennan Co., Inc.	3.50%	03/10/2025	3,730,000	3,599,650	1.1%
Autodesk Inc.	4.38%	06/15/2025	3,630,000	3,574,478	1.0%
Avantor Funding Inc.	4.63%	07/15/2028	4,000,000	3,541,376	1.0%
Kansas City Southern	2.88%	11/15/2029	4,000,000	3,398,340	1.0%
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,320,389	1.0%
Waste Management Inc.	3.15%	11/15/2027	3,500,000	3,202,243	0.9%
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,048,510	0.9%
The Charles Schwab Corp.	3.75%	04/01/2024	3,000,000	2,963,910	0.9%
Alphabet Inc.	3.38%	02/25/2024	3,000,000	2,962,299	0.9%
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	2,945,394	0.9%
Booking Holdings Inc.	4.63%	04/13/2030	3,000,000	2,818,444	0.8%
Ross Stores Inc.	4.80%	04/15/2030	3,000,000	2,815,670	0.8%
Lowe’s Companies Inc.	4.50%	04/15/2030	3,000,000	2,800,864	0.8%

Quarterly Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2022 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
APTIV plc	2.40%	02/18/2025	3,000,000	2,799,810	0.8%
American Tower Corp.	2.40%	03/15/2025	3,000,000	2,785,718	0.8%
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,750,000	2,759,734	0.8%
Citigroup Inc.	2.01%	01/25/2026	3,000,000	2,757,159	0.8%
American Express Co.	4.05%	05/03/2029	3,000,000	2,752,640	0.8%
Masco Corp.	3.50%	11/15/2027	3,000,000	2,723,717	0.8%
Macy’s Retail Holdings LLC	5.88%	04/01/2029	3,000,000	2,446,800	0.7%
Fiserv Inc.	3.85%	06/01/2025	2,500,000	2,400,945	0.7%
Masco Corp.	4.50%	05/15/2047	3,000,000	2,307,662	0.7%
Qorvo Inc.	1.75%	12/15/2024	2,500,000	2,304,531	0.7%
Qorvo Inc.	3.38%	04/01/2031	3,000,000	2,273,100	0.7%
Capital One Financial Corp.	2.62%	11/02/2032	3,000,000	2,244,027	0.7%
APTIV plc	5.40%	03/15/2049	2,500,000	2,012,388	0.6%
VF Corp.	6.00%	10/15/2033	2,000,000	1,944,053	0.6%
Becton, Dickinson and Co.	3.36%	06/06/2024	2,000,000	1,944,030	0.6%
Regency Centers LP	3.75%	06/15/2024	2,000,000	1,939,354	0.6%
Fiserv Inc.	4.40%	07/01/2049	2,500,000	1,939,253	0.6%
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	1,913,356	0.6%
Autodesk Inc.	2.85%	01/15/2030	2,250,000	1,887,233	0.6%
VF Corp.	2.40%	04/23/2025	2,000,000	1,868,930	0.5%
Digital Realty Trust Inc.	3.70%	08/15/2027	2,000,000	1,853,799	0.5%
American Tower Corp.	2.70%	04/15/2031	2,250,000	1,764,816	0.5%
Kansas City Southern	4.70%	05/01/2048	2,000,000	1,712,840	0.5%
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,583,302	0.5%
The Clorox Co.	1.80%	05/15/2030	2,050,000	1,580,913	0.5%
Morgan Stanley	2.51%	10/20/2032	2,000,000	1,527,606	0.4%
Gilead Sciences Inc.	4.80%	04/01/2044	1,750,000	1,521,914	0.4%
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,463,338	0.4%
Regency Centers LP	4.40%	02/01/2047	1,847,000	1,434,468	0.4%
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,414,825	0.4%
Becton, Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,281,235	0.4%
Discover Financial Services	4.10%	02/09/2027	1,000,000	919,813	0.3%
Digital Realty Trust Inc.	3.60%	07/01/2029	1,000,000	876,255	0.3%
Alphabet Inc.	1.90%	08/15/2040	1,250,000	802,501	0.2%
Alaska Airlines 2020-1, Class A	4.80%	08/15/2027	843,223	793,875	0.2%
Danaher Corp.	2.60%	10/01/2050	1,250,000	768,565	0.2%

Total investment in corporate bonds				187,301,087	54.9%

Supranational Bonds
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,569,500	1.6%
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,102,423	1.2%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	3,859,920	1.1%
International Finance Corp.	2.00%	10/24/2022	3,000,000	2,997,986	0.9%
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,872,234	0.6%
European Investment Bank	1.63%	10/09/2029	2,000,000	1,706,220	0.5%
European Investment Bank	0.75%	09/23/2030	2,000,000	1,554,185	0.5%

Total investment in supranational bonds				21,662,468	6.4%

Quarterly Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of September 30, 2022 (unaudited) (continued)

U.S. Government Agency Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Federal Home Loan Bank	0.68%	02/24/2026	5,075,000	4,475,318	1.3%
Federal Home Loan Bank	0.50%	07/28/2025	5,000,000	4,466,585	1.3%
Fannie Mae	0.88%	12/18/2026	5,000,000	4,328,815	1.3%
Federal Home Loan Bank	3.33%	06/27/2025	4,000,000	3,857,900	1.1%
Federal Home Loan Bank	2.75%	06/29/2027	4,000,000	3,845,132	1.1%
Federal Home Loan Bank	3.00%	06/30/2027	4,000,000	3,831,816	1.1%
Freddie Mac	0.80%	10/28/2026	4,000,000	3,469,136	1.0%
Federal Home Loan Bank	3.05%	12/30/2024	3,000,000	2,901,525	0.9%

Total investment in U.S. government agency bonds				31,176,227	9.1%

U.S. Government Treasury Bonds
U.S. Treasury	2.50%	04/30/2024	6,000,000	5,834,531	1.7%
U.S. Treasury	3.25%	05/15/2042	5,000,000	4,438,281	1.3%
U.S. Treasury	1.88%	11/15/2051	6,000,000	3,967,969	1.2%
U.S. Treasury	2.50%	05/31/2024	4,000,000	3,885,156	1.1%
U.S. Treasury	1.88%	07/31/2026	4,000,000	3,678,281	1.1%
U.S. Treasury	1.63%	11/15/2022	3,000,000	2,994,654	0.9%
U.S. Treasury	2.38%	02/29/2024	3,000,000	2,921,250	0.9%
U.S. Treasury	2.25%	11/15/2024	3,000,000	2,878,711	0.8%
U.S. Treasury	2.00%	02/15/2025	3,000,000	2,847,188	0.8%
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,825,742	0.8%
U.S. Treasury	2.00%	11/15/2026	3,000,000	2,756,250	0.8%
U.S. Treasury	2.00%	02/15/2050	4,000,000	2,749,219	0.8%
U.S. Treasury	1.25%	05/15/2050	4,500,000	2,519,473	0.7%
U.S. Treasury	0.88%	01/31/2024	2,500,000	2,388,867	0.7%
U.S. Treasury	2.50%	03/31/2023	2,000,000	1,987,031	0.6%
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,577,320	1,974,335	0.6%
U.S. Treasury	2.50%	01/31/2024	2,000,000	1,953,047	0.6%
U.S. Treasury	2.13%	03/31/2024	2,000,000	1,936,875	0.6%
U.S. Treasury	1.75%	06/30/2024	2,000,000	1,915,313	0.6%
U.S. Treasury	1.25%	08/31/2024	2,000,000	1,890,859	0.6%
U.S. Treasury	1.50%	11/30/2024	2,000,000	1,887,422	0.6%
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,795,625	0.5%
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,768,828	0.5%
U.S. Treasury	2.38%	02/15/2042	2,000,000	1,532,813	0.4%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,414,230	1,400,088	0.4%
U.S. Treasury	1.63%	11/15/2050	2,000,000	1,241,875	0.4%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,249,350	1,194,423	0.4%
U.S. Treasury	1.38%	08/15/2050	2,000,000	1,158,750	0.3%
U.S. Treasury	2.00%	05/31/2024	1,000,000	963,359	0.3%

Total investment in U.S. government treasury bonds				71,286,215	21.0%

Total long-term investments				337,050,221	98.9%

Total short-term securities				2,124,683	0.6%

Other assets and liabilities				1,758,763	0.5%

Total net assets				340,933,667	100.0%

Net asset value as of September 30, 2022
Investor shares				$14.22
Institutional shares				$14.23

Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

The Yield to Worst (“YTW”) is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond and the Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year whereas, a Forward Sales represents an estimate of a company’s expected sales over the next 12 months.

The Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices.

The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2021 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Basis Point (bps): One basis point equals 1/100th of 1%. For example, 125 basis points equal 1.25%.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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© 2022 Parnassus Investments, LLC. All rights reserved. PARNASSUS, PARNASSUS INVESTMENTS, and PARNASSUS FUNDS are federally registered trademarks of Parnassus Investments, LLC. The Parnassus Funds are distributed by Parnassus Funds Distributor, LLC.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

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